EXHIBIT 99.2

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QUARTERLY FINANCIAL SUPPLEMENT

FOR THE PERIOD ENDED DECEMBER 31, 2003

(NYSE: NFP)

Investor Relations Contact

John M. Nadel

(212) 301-4084

ir@nfp.com

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NOTE:

The Quarterly Financial Supplement (“QFS”) includes financial measures, cash earnings and cash earnings per diluted share, that are not based on generally accepted accounting principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share is calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The QFS also includes measures called gross margin before management fees and gross margin before management fees as a percentage of revenues. National Financial Partners (“NFP”) uses all of these measures in analyzing its performance; it believes that these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenues should not be viewed as substitutes for gross margin and gross margin as a percentage of revenues, respectively. Reconciliations of cash earnings to GAAP net income, cash earnings per diluted share to GAAP net income per diluted share, gross margin before management fees to gross margin, and gross margin before management fees as a percentage of revenues to gross margin as a percentage of revenues, the most directly comparable GAAP measures, are included in the QFS and in NFP’s earnings press release for the quarter ended December 31, 2003, both of which are available at www.nfp.com.

The QFS may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions readers that statements relating to NFP’s operations are based on management’s current expectations, estimates and projections. Words such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “projects,” “believes,” “seeks,” “estimates” and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond NFP’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this QFS. For more details on factors that could affect expectations, please see NFP’s filings with the Securities and Exchange Commission, including its registration statement on Form S-1. Unless legally required, NFP undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW Unaudited (Dollars and shares in thousands, except per share data)	[GRAPHIC]

	At or for the Three Months Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
GAAP Net Income	$9,731	$7,369	$2,775	$3,626	$4,295	$2,114
Amortization of intangibles	4,260	4,207	4,089	3,905	3,931	3,190
Depreciation	1,688	1,085	1,067	908	831	709
Impairment of goodwill and intangible assets	—	—	9,932	—	—	1,822

Cash Earnings	$15,679	$12,661	$17,863	$8,439	$9,057	$7,835
GAAP Net Income per share - diluted	$0.27	$0.24	$0.09	$0.12	$0.15	$0.07
Amortization of intangibles	0.12	0.14	0.13	0.13	0.13	0.11
Depreciation	0.05	0.03	0.04	0.03	0.03	0.03
Impairment of goodwill and intangible assets	—	—	0.33	—	—	0.06

Cash Earnings per share - diluted	$0.44	$0.41	$0.59	$0.28	$0.31	$0.27
Shares outstanding, beginning of period	32,268	27,812	27,487	26,647	26,225	25,641
Common shares issued for acquisitions during period	—	145	157	881	263	574
Common shares issued for contingent consideration during period	—	—	166	3	88	120
Common shares issued for stock options exercised during period	—	94	2	—	—	—
Common shares issued for initial public offering	—	4,279	—	—	—	—
Common shares repurchased during period	(222)	(77)	—	(44)	—	(120)
Other	76	15	—	—	71	10

Shares outstanding, end of period	32,122	32,268	27,812	27,487	26,647	26,225
Weighted average common shares outstanding	32,257	28,540	27,770	27,384	26,354	26,199
Dilutive effect of contingent consideration	130	64	41	20	88	—
Dilutive effect of escrow and stock subscriptions	331	307	322	381	381	381
Dilutive effect of stock options	2,673	2,093	2,173	2,066	2,543	2,226

Weighted average common shares outstanding -diluted	35,391	31,004	30,306	29,851	29,366	28,806
Total NFP owned firms at period end	130	133	129	124	111	103
Internal “same store” revenue growth for year-to-date period	13.7%	13.2%	13.1%	-3.6%	5.9%	9.5%
Debt to total capitalization	0.0%	0.0%	19.1%	17.0%	12.0%	16.0%

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED CONDENSED STATEMENTS OF FINANCIAL CONDITION Unaudited (Dollars in thousands)	[GRAPHIC]

	At
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
ASSETS
Current assets:
Cash and cash equivalents	$71,244	$57,631	$38,022	$32,560	$31,814	$26,426
Securities purchased under resale agreements in premium trust accounts	41,317	38,332	32,964	26,737	25,637	23,242
Current receivables	50,137	44,426	37,321	27,659	38,613	35,282
Other current assets	14,172	12,475	9,573	5,372	5,216	4,148

Total current assets	176,870	152,864	117,880	92,328	101,280	89,098
Intangibles, net	232,665	237,922	235,840	229,766	205,101	198,213
Goodwill, net	218,002	218,837	213,329	206,182	184,507	177,429
Deferred tax assets	21,802	20,680	20,588	23,575	25,970	27,226
Other non-current assets	22,216	23,424	25,577	24,433	24,388	27,742

Total assets	$671,555	$653,727	$613,214	$576,284	$541,246	$519,708

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$39,597	$36,515	$31,176	$25,222	$25,087	$22,366
Bank loan	—	—	83,770	62,660	39,450	52,650
Other current liabilities	76,443	52,663	41,973	39,871	52,045	35,787

Total current liabilities	116,040	89,178	156,919	127,753	116,582	110,803
Deferred tax liabilities	81,278	88,348	82,349	86,397	79,498	77,376
Accrued option expense	—	—	12,834	50,668	49,736	46,851
Other non-current liabilities	8,965	9,950	7,116	4,872	7,331	9,010

Total liabilities	206,283	187,476	259,218	269,690	253,147	244,040
STOCKHOLDERS’ EQUITY
Common stock at par value	3,313	3,306	2,853	2,811	2,731	2,690
Additional paid-in capital	476,633	478,652	372,670	328,086	312,432	304,337
Retained earnings (deficit)	4,159	(2,437)	(9,806)	(12,581)	(16,207)	(20,502)
Treasury stock	(18,833)	(13,270)	(11,721)	(11,722)	(10,857)	(10,857)

Total stockholders’ equity	465,272	466,251	353,996	306,594	288,099	275,668

Total liabilities and stockholders’ equity	$671,555	$653,727	$613,214	$576,284	$541,246	$519,708

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS Unaudited (Dollars in thousands)	[GRAPHIC]

	For the Three Months Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Revenue:
Commissions and fees	$143,413	$119,899	$119,273	$96,992	$109,585	$86,791
Cost of Services:
Commissions and fees	34,902	31,383	31,845	28,646	31,293	24,060
Operating expenses	42,172	36,863	35,780	35,465	30,863	29,130
Management fees	32,445	22,940	24,909	14,078	26,600	13,470

Total cost of services	109,519	91,186	92,534	78,189	88,756	66,660

Gross margin	33,894	28,713	26,739	18,803	20,829	20,131

Corporate and other expenses:
General and administrative	7,854	6,028	5,096	5,461	5,154	5,652
Option compensation	154	177	(1,064)	932	2,882	2,714
Amortization of intangibles	4,260	4,207	4,089	3,905	3,931	3,190
Impairment of goodwill and intangible assets	—	—	9,932	—	—	1,822
Depreciation	1,688	1,085	1,067	908	831	709
Start-up, acquisition bonus and other	32	79	1,534	178	(1,379)	474
Loss on sale of subsidiaries	716	1,038	—	—	10	402

Total corporate and other expenses	14,704	12,614	20,654	11,384	11,429	14,963

Income from operations	19,190	16,099	6,085	7,419	9,400	5,168
Net interest and other	(108)	(652)	(748)	(446)	(198)	(698)

Income before income taxes	19,082	15,447	5,337	6,973	9,202	4,470
Income tax expense	9,351	8,078	2,562	3,347	4,907	2,356

Net income	$9,731	$7,369	$2,775	$3,626	$4,295	$2,114

Cash Earnings Reconciliation
Net income	$9,731	$7,369	$2,775	$3,626	$4,295	$2,114
Amortization of intangibles	4,260	4,207	4,089	3,905	3,931	3,190
Impairment of goodwill and intangible assets	—	—	9,932	—	—	1,822
Depreciation	1,688	1,085	1,067	908	831	709

Cash earnings	$15,679	$12,661	$17,863	$8,439	$9,057	$7,835

Calculation of Gross Margin
Total revenue	$143,413	$119,899	$119,273	$96,992	$109,585	$86,791
Cost of services (excludes management fees):
Commissions and fees	34,902	31,383	31,845	28,646	31,293	24,060
Operating expenses	42,172	36,863	35,780	35,465	30,863	29,130

Gross margin before management fees	66,339	51,653	51,648	32,881	47,429	33,601
Management fees	32,445	22,940	24,909	14,078	26,600	13,470

Gross margin	$33,894	$28,713	$26,739	$18,803	$20,829	$20,131

Gross margin as a percentage of total revenue	23.6%	23.9%	22.4%	19.4%	19.0%	23.2%
Gross margin before management fees as a percentage of total revenue	46.3%	43.1%	43.3%	33.9%	43.3%	38.7%
Management fees, as a percentage of gross margin before management fees	48.9%	44.4%	48.2%	42.8%	56.1%	40.1%

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS Unaudited (Dollars in thousands)	[GRAPHIC]

	For the Year-to-Date Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Revenue:
Commissions and fees	$479,577	$336,164	$216,265	$96,992	$361,071	$251,486
Cost of Services:
Commissions and fees	126,776	91,874	60,491	28,646	104,747	73,454
Operating expenses	150,280	108,108	71,245	35,465	115,286	84,422
Management fees	94,372	61,927	38,987	14,078	65,602	39,002

Total cost of services	371,428	261,909	170,723	78,189	285,635	196,878

Gross margin	108,149	74,255	45,542	18,803	75,436	54,608

Corporate and other expenses:
General and administrative	24,439	16,585	10,557	5,461	21,423	16,269
Option compensation	199	45	(132)	932	9,866	6,984
Amortization of intangibles	16,461	12,201	7,994	3,905	13,321	9,390
Impairment of goodwill and intangible assets	9,932	9,932	9,932	—	1,822	1,822
Depreciation	4,748	3,060	1,975	908	3,106	2,276
Start-up, acquisition bonus and other	1,823	1,791	1,712	178	(747)	632
Loss on sale of subsidiaries	1,754	1,038	—	—	339	329

Total corporate and other expenses	59,356	44,652	32,038	11,384	49,130	37,702

Income from operations	48,793	29,603	13,504	7,419	26,306	16,906
Net interest and other	(1,954)	(1,846)	(1,194)	(446)	(1,576)	(1,378)

Income before income taxes	46,839	27,757	12,310	6,973	24,730	15,528
Income tax expense	23,338	13,987	5,909	3,347	13,137	8,230

Net income	$23,501	$13,770	$6,401	$3,626	$11,593	$7,298

Cash Earnings Reconciliation
Net income	$23,501	$13,770	$6,401	$3,626	$11,593	$7,298
Amortization of intangibles	16,461	12,201	7,994	3,905	13,321	9,390
Impairment of goodwill and intangible assets	9,932	9,932	9,932	—	1,822	1,822
Depreciation	4,748	3,060	1,975	908	3,106	2,276

Cash earnings	$54,642	$38,963	$26,302	$8,439	$29,842	$20,786

Calculation of Gross Margin
Total revenue	$479,577	$336,164	$216,265	$96,992	$361,071	$251,486
Cost of services (excludes management fees):
Commissions and fees	126,776	91,874	60,491	28,646	104,747	73,454
Operating expenses	150,280	108,108	71,245	35,465	115,286	84,422

Gross margin before management fees	202,521	136,182	84,529	32,881	141,038	93,610
Management fees	94,372	61,927	38,987	14,078	65,602	39,002

Gross margin	$108,149	$74,255	$45,542	$18,803	$75,436	$54,608

Gross margin as a percentage of total revenue	22.6%	22.1%	21.1%	19.4%	20.9%	21.7%
Gross margin before management fees as a percentage of total revenue	42.2%	40.5%	39.1%	33.9%	39.1%	37.2%
Management fees, as a percentage of gross margin before management fees	46.6%	45.5%	46.1%	42.8%	46.5%	41.7%

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS - QUARTERLY & YEAR-TO-DATE PERIODS Unaudited (Dollars in thousands)	[GRAPHIC]

	For the Three Months Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Number of acquisitions closed	—	4	5	15	7	6
Consideration:
Cash	$—	$7,000	$18,690	$24,968	$8,587	$4,165
Common stock	—	2,898	5,164	15,453	5,223	10,204
Other	—	588	1,368	19	1,234	71

Total consideration paid[1]	$—	$10,486	$25,222	$40,440	$15,044	$14,440
Target earnings of acquired firms	$—	$4,100	$8,700	$15,710	$6,000	$6,225
Base earnings of acquired firms	$—	$1,995	$4,550	$7,635	$2,845	$2,775
Revenues from new acquisitions	$16,314	$15,061	$15,508	$14,414	$14,125	$13,704
Revenues from existing firms	127,099	104,838	103,765	82,578	95,460	73,087

Total revenues	$143,413	$119,899	$119,273	$96,992	$109,585	$86,791

	For the Year-to-Date Period Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Number of acquisitions closed	24	24	20	15	26	19
Consideration:
Cash	$50,658	$50,658	$43,658	$24,968	$29,772	$21,185
Common stock	23,515	23,515	20,617	15,453	26,239	21,016
Other	2,004	1,975	1,387	19	2,259	1,025

Total consideration paid[1]	$76,177	$76,148	$65,662	$40,440	$58,270	$43,226
Target earnings of acquired firms	$28,510	$28,510	$24,410	$15,710	$25,383	$19,383
Base earnings of acquired firms	$14,180	$14,180	$12,185	$7,635	$11,674	$8,829
Revenues from new acquisitions	$61,297	$44,983	$29,922	$14,414	$58,136	$44,011
Revenues from existing firms	418,280	291,181	186,343	82,578	302,935	207,475

Total revenues	$479,577	$336,164	$216,265	$96,992	$361,071	$251,486

1.	Total consideration paid may not foot sequentially due to post-closing adjustments made relating to prior period acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES & GOODWILL Unaudited (Dollars in thousands)	[GRAPHIC]

	At or for the Three Months Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Intangible Assets:
Book of business	$69,553	$72,244	$70,965	$69,805	$59,799	$57,098
Management contracts	160,113	162,671	161,948	157,090	142,755	138,687
Trade name	2,999	3,007	2,927	2,871	2,547	2,428
Goodwill	218,002	218,837	213,329	206,182	184,507	177,429

Total intangible assets and goodwill	$450,667	$456,759	$449,169	$435,948	$389,608	$375,642
Amortization Expense & Impairment Loss:
Book of business	$2,400	$2,365	$2,270	$2,187	$1,939	$1,911
Management contracts	1,860	1,842	5,977	1,718	1,620	2,286
Trade name	—	—	107	—	—	12
Goodwill	—	—	5,667	—	372	803

Total amortization	$4,260	$4,207	$14,021	$3,905	$3,931	$5,012

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS	[GRAPHIC]

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of common shares for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of common shares during the period presented.

Common Shares Repurchased:	Represents stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other shareholder.

Internal “Same Store” Revenue Growth:	NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see below) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described above, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation described above is not adjusted for intercompany transactions that result in the same item of revenue being recorded by two firms.

Sub-Acquisitions:	A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Target Earnings of Acquired Firms:	Represents the estimated annual operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings average 47% of target earnings for acquisitions completed by NFP from its inception through December 31, 2003.

Revenues from New Acquisitions and Revenues from Existing Firms:	NFP calculates revenues from new acquisitions and revenues from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenues of disposed firms are included in all periods up to and including the period of disposal.

Intangible Assets - Book of Business:	A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Management Contracts:	A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets - Goodwill:	The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards, or SFAS, No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.